UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 27, 2019

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-37778	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events

On February 27, 2019, the Board of Directors of HarborOne Bancorp, Inc. (the “Company”) approved an amendment to the HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan (the “Amendment”), removing the annual limit on the number of stock options or stock appreciation rights that may be granted to any one individual grantee. No other individual or aggregate limits were amended by the Amendment.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)      Exhibits

Number	Description
10.1	Amendment to HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ Joseph F. Casey
	Name:	Joseph F. Casey
	Title:	President and Chief Operating Officer

Date: March 14, 2019

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